[HotJobs.com Logo]                                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

             HOTJOBS REPORTS THIRD CONSECUTIVE QUARTER OF PRO FORMA
                      PROFITABILITY, REPORTS $.01 PER SHARE


NEW YORK, NY, JANUARY 30, 2002- HotJobs.com, Ltd. (Nasdaq: HOTJ), a leading recruiting solutions company, today announced financial results for the quarter and year ended December 31, 2001.

Total revenue was $25.1 million for the fourth quarter of 2001, a decrease of 20.4% from $31.5 million reported in the same period of 2000, and a decrease of 8.9% from $27.5 million reported for the quarter ended September 30, 2001.

For the twelve months of 2001, total revenue was $117.6 million, a 21.8% increase compared to $96.5 million for the twelve months of 2000.

Pro forma profit for the quarter ended December 31, 2001 was $237,000, or $0.01 per share, excluding merger expenses of $19.8 million, non-cash compensation charges of $218,000 and amortization of goodwill charges of $4.0 million. This compares with a pro forma loss (excluding non-cash compensation charges of $482,000 and amortization of goodwill charges of $4.1 million) of ($6.9) million, or ($.19) per share for the quarter ended December 31, 2000, and a pro forma profit (excluding merger expenses of $546,000, non-cash compensation charges of $228,000 and amortization of goodwill charges of $4.0 million) of $799,000, or $.02 per share for the quarter ended September 30, 2001.

Pro forma EBITDA (earnings before interest, taxes, depreciation and amortization), also excluding merger expenses of $19.8 million and non-cash compensation charges of $218,000, for the quarter ended December 31, 2001 was $3.4 million, compared to a ($6.3) million loss for the quarter ended December 31, 2000, and 17.6% higher than the $2.9 million reported in the quarter ended September 30, 2001, despite lower revenues.

The net loss was ($23.8) million, or ($.61) per basic and diluted share for the quarter ended December 31, 2001, compared to ($11.4) million, or ($.31) per basic and diluted share for the fourth quarter of 2000, and ($4.0) million, or ($.10) per basic and diluted share for the quarter ended September 30, 2001.

(Please refer to Table 1 for a reconciliation of net income (loss) per share excluding the restructuring charges, merger expenses and the non-cash compensation and goodwill amortization charges to reported net loss per share.)

HotJobs' pro forma loss per share (excluding merger expenses of $21.2 million, non-cash compensation charges of $1.1 million, restructuring charges of $3.3 million and amortization of goodwill charges of $16.0 million) for the twelve months of 2001 was ($.09), compared to ($.99) for the twelve months of 2000. The basic and diluted net loss per share was ($1.19) and ($1.34) for the twelve months ended December 31, 2001 and 2000, respectively.

"I am truly proud of our team's ability to meet challenge after challenge with unwavering confidence, insightful management and tremendous dedication. We have lowered our cost structure, strengthened our brand and improved our products throughout this difficult year. The talent and experience of the HotJobs team will bring significant change to the industry in `02, allowing us to expand our market share in this very dynamic environment," said Dimitri Boylan, Chief Executive Officer.

Cash, cash equivalents and marketable securities were $65.8 million or $1.70 per share at December 31, 2001, a decline from $79.0 million at September 30, 2001 due to the payment of $17 million in merger related expenses during the quarter. Financial results for the fourth quarter of 2001 also included $518,000 of net interest income.

METRICS
-------
      - HotJobs was the most visited job board for six consecutive months based on domain traffic. HotJobs drew 7.5 million unique visitors during the final month of 2001, according to Media Metrix.

      - HotJobs' career newsletters grew to over 5 million subscribers in the fourth quarter of 2001, up from over 1.2 million subscribers in the third quarter of 2001.

      - Over 6.9 million job seekers were registered in the database at December 31, 2001, up from 6.1 million at September 30, 2001 and 2.9 million at the end of 2000.

      - HotJobs employed 506 associates at December 31, 2001, compared to 524 at September 30, 2001 and 665 at December 31, 2000.


BRAND BUILDING
--------------

      - HotJobs will be advertising in its 4th consecutive Super Bowl on February 3, 2002, debuting a new 30-second TV commercial during the third quarter of the game. The new commercial is an extension of the popular Onward. Upward. campaign that launched in October 2000.

SITE ENHANCEMENTS
-----------------

As part of its ongoing commitment to offer job seekers the most comprehensive and effective job site available, HotJobs launched a redesigned site on October 16, 2001. The user-centered design simplifies the job search process with its straightforward navigation, easy-to-read results and user-friendly layout.

On October 17, 2001, HotJobs announced a partnership with Moving.com, the leading online relocation company, to provide a newly launched relocation center on HotJobs.com. The relocation center provides a full suite of moving tools, including a digital change-of-address application, an auction-based platform for moving services, a moving wizard application, as well as other value-added services for the move, such as real estate listings, mortgage quotes and home services.

On January 18, 2002, HotJobs launched Version 1.7 of HotJobs.com. This new version included eight new job categories, job seeker polls and a career tools content area.

CORPORATE DEVELOPMENT
---------------------

On December 27, 2001, HotJobs announced that it had entered into a merger agreement with Yahoo! Inc. (Nasdaq: YHOO), a leading global internet communication, commerce and media company. Under the terms of the exchange offer, Yahoo! is offering to acquire all outstanding shares of common stock of HotJobs for at least $5.25 in cash and a fraction of a share of common stock of Yahoo!, together having a value based on the formula described in the offering documents of $10.50 per share of HotJobs common stock. The transaction is subject to completion of an exchange offer, regulatory approval and other customary closing conditions.

BUSINESS OUTLOOK
----------------

HotJobs currently expects that the transaction with Yahoo! will close during the first quarter of 2002 and therefore is not providing any further guidance for its financial results.

FOURTH QUARTER AND FULL YEAR 2001 FINANCIAL RESULTS CONFERENCE CALL JANUARY 31,
-------------------------------------------------------------------------------
2002
----
A live webcast of HotJobs' fourth quarter and full year 2001 financial results conference call can be heard at 10:00 am EDT on Thursday, January 31, 2002 at http://www.hotjobs.com/htdocs/about/investor-index.html.
        -------------------------------------------------------

ABOUT HOTJOBS
-------------

HotJobs.com, Ltd. is a leading recruiting solutions and software company. The company's flagship job site, HotJobs.com (http://www.hotjobs.com), is the most-visited job board based on domain traffic, according to independent research by Media Metrix. In addition to its popular consumer job board, HotJobs provides employers with progressive recruiting solutions such as its Resumix(R) and Softshoe(R) hiring management software, Agency Desktop and Diversity Marketing Solutions. HotJobs recently ranked #14 in Bloomberg Personal Finance Magazine's coveted "Tech 100" list.

"Safe Harbor" Statement Under The Private Securities Litigation Reform Act:
Statements in HotJobs' release that are not strictly historical are "forward-looking" statements which are subject to the many risks and uncertainties that exist in the Company's operations and business environment that may cause actual results, performance or achievements of the Company to be materially different from those expected or anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those risks which are set forth in more detail in the Company's most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as well as other reports and documents filed from time to time with the Securities and Exchange Commission.

The forward-looking statements included in this press release reflects the beliefs of the Company's management on the date of this release, and the Company undertakes no obligation to update the forward-looking statements in this release to reflect events or circumstances occurring after the date of this release.

At HotJobs                                At Morgen-Walke
----------                                ---------------
Lowell W. Robinson                        Stephanie Prince (Investors)
Chief Financial Officer                   Evan Goetz (Media)
212-699-5342                              212-850-5600

                          - tables to follow -

                                HOTJOBS.COM, LTD.
                        CONDENSED STATEMENT OF OPERATIONS
            THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2001 AND 2000
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                THREE MONTHS ENDED DECEMBER 31ST
                                                          (UNAUDITED)


                                                      2001           2000
                                                      ----           ----

 Revenues:
 e-Recruitment                                    $   19.9       $   24.9
 Software                                              4.5            4.6
 Career Expos                                            -            0.9
 Other                                                 0.7            1.1
                                             -------------  -------------
        Total Revenues                            $   25.1       $   31.5




Cost of Revenues                                       3.8            7.2

                                             -------------  -------------

        Gross Profit                                  21.3           24.3


Operating Expenses:
Product Development                                    1.1            2.5
Sales and Marketing                                   15.0           22.7
General and Administrative                             5.5            7.5
Non-Cash Compensation                                  0.2            0.5
Amortization of Goodwill                               4.0            4.1
Merger Costs                                          19.8              -
                                             -------------  -------------
        Total Operating Expenses                      45.6           37.3
                                             -------------  -------------

        Loss From Operations                        (24.3)         (13.0)

Other Income (Expense)                                 0.5            1.6
                                             -------------  -------------
            Net Loss                              $ (23.8)       $ (11.4)
                                             =============  =============


Pro Forma Net Income (Loss)
  Per Basic and Diluted Share                     $   0.01       $ (0.19)

Basic and Diluted Net Loss
  Per Common Share                                $ (0.61)       $ (0.31)

Weighted Average Shares Outstanding
  Used in Basic and Diluted Net
  Income (Loss) Per Common Share
  Calculation                                         38.7           36.7

                                               TWELVE MONTHS ENDED DECEMBER 31ST

                                                      2001           2000
                                                      ----           ----

Revenues:
e-Recruitment                                     $   94.1       $   74.7
Software                                              19.8           12.9
Career Expos                                           1.1            5.0
Other                                                  2.6            3.9
                                             -------------  -------------
        Total Revenues                            $  117.6       $   96.5


Cost of Revenues                                      21.7           22.1

                                             -------------  -------------
        Gross Profit                                  95.9           74.4


Operating Expenses:
Product Development                                    8.9           10.2
Sales and Marketing                                   66.7           83.9
General and Administrative                            27.2           21.6
Non-Cash Compensation                                  1.1            1.9
Amortization of Goodwill                              16.0           10.2
Merger Costs                                          21.2              -
Restructuring Charges                                  3.3              -
                                             -------------  -------------
        Total Operating Expenses                     144.4          127.8
                                             -------------  -------------

        Loss From Operations                        (48.5)         (53.4)

Other Income (Expense)                                 3.5            7.1
                                             -------------  -------------

            Net Loss                              $ (45.0)       $ (46.3)
                                             =============  =============

Pro Forma Net Loss Per Basic
  and Diluted Share (unaudited)                   $ (0.09)       $ (0.99)

Basic and Diluted Net Loss Per Common Share       $ (1.19)       $ (1.34)

Weighted Average Shares
  Outstanding Used in Basic
  and Diluted Net Loss Per
  Common Share Calculation                            37.9           34.7

                                HOTJOBS.COM, LTD.
                            CONDENSED BALANCE SHEETS
                                  ($ MILLIONS)


                                                  DECEMBER 31,    DECEMBER 31,
                                                      2001           2000
                                                      ----           ----


 Cash, Cash Equivalents & Marketable Securities   $   65.8       $   99.1
 Accounts Receivable, net                             15.5           22.2
 Property and Equipment, net                          26.4           24.5
 Goodwill, net                                        21.8           37.7
 Other Assets                                          7.7            7.2
                                             -------------  -------------
        Total Assets                              $  137.2       $  190.7
                                             =============  =============


 Accounts Payable and Accrued Expenses            $   23.9       $   32.2
 Deferred Revenue                                     12.3           16.9
 Other Liabilities                                     3.5            4.9
                                             -------------  -------------
        Total Liabilities                             39.7           54.0

Stockholders' Equity                                  97.5          136.7

                                             -------------  -------------
Total Liabilities and Stockholders' Equity        $  137.2       $  190.7
                                             =============  =============

                                     TABLE 1

                                HOTJOBS.COM, LTD.
                   NET INCOME (LOSS) PER SHARE RECONCILIATION

                                             THREE MONTHS ENDED DECEMBER 31ST
                                           ------------------------------------
                                                      2001           2000
                                                      ----           ----

Pro forma net income (loss)
  per share, excluding non-cash
  compensation, goodwill
  amortization and merger costs                   $  0.01        $ (0.19)
      Non-cash compensation charge                  (0.01)         (0.01)
      Amortization of goodwill                      (0.10)         (0.11)
      Merger costs                                  (0.51)              -
                                             -------------  -------------
Net loss per share, reported                        (0.61)         (0.31)
                                             =============  =============



                                             THREE MONTHS ENDED DECEMBER 31ST
                                           ------------------------------------
                                                      2001           2000
                                                      ----           ----

Pro forma net loss per share,
  excluding non-cash compensation,
  goodwill amortization, merger costs
  and restructuring charges                       $ (0.09)       $ (0.99)
     Non-cash compensation charge                 $ (0.03)       $ (0.05)
     Amortization of goodwill                       (0.42)         (0.30)
     Merger costs                                   (0.56)              -
     Restructuring charges                          (0.09)              -
                                             -------------  -------------
Net loss per share, reported                      $ (1.19)       $ (1.34)
                                             =============  =============